Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of January 11, 2022, is entered into by and among Falcon Minerals Corporation, a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (the “Holders” and, together with the Company, the “Parties”), and shall become effective upon the Closing (as defined below).

WHEREAS, the Company, Royal Resources GP LLC, a Delaware limited liability company, Noble Royalties Acquisition Co., LP, a Delaware limited partnership (“NRAC”), Hooks Ranch Holdings LP, a Delaware limited partnership (“Hooks Holdings”), DGK ORRI Holdings, LP, a Delaware limited partnership (“DGK”), DGK ORRI GP LLC, a Delaware limited liability company (“DGK GP”), Hooks Holdings Company GP, LLC, a Delaware limited liability company (“Hooks GP” and, together with NRAC, Hooks Holdings, DGK and DGK GP, the “Existing Holders”), and Royal Resources L.P., a Delaware limited partnership (“Royal Resources”), entered into that certain Contribution Agreement, dated as of June 3, 2018, pursuant to which the Company acquired the equity interests in certain subsidiaries of the Existing Holders in exchange for cash, 40,000,000 common units representing limited partnership interests (“OpCo Units”) in Falcon Minerals Operating Partnership, LP, a Delaware limited partnership and direct subsidiary of the Company (“Ferrari OpCo”), and 40,000,000 shares of the Company’s Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock”);

WHEREAS, on August 23, 2018, the Company, the Existing Holders and Royal Resources entered into that certain Registration Rights Agreement (the “Existing Registration Rights Agreement”), pursuant to which the Company granted the Existing Holders and Royal Resources certain registration rights with respect to securities of the Company;

WHEREAS, DPM HoldCo, LLC, a Delaware limited liability company (“Sierra”), Ferrari, Ferrari OpCo and Ferrari Merger Sub A LLC, a Delaware limited liability company (“Merger Sub”), have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into Sierra, with Sierra being the surviving entity and wholly owned Subsidiary of Ferrari OpCo, pursuant to which KMF DPM Holdco, LLC, Chambers DPM Holdco, LLC, Rock Ridge Royalty Company LLC and Source Energy Leasehold, LP, as members of Sierra, will receive OpCo Units and shares of the Company’s Class C Common Stock, which together will be exchangeable for shares of Class A Common Stock pursuant to the terms of the Second Amended and Restated Agreement of Limited Partnership of Ferrari OpCo, dated as of August 23, 2018, as further amended;

WHEREAS, as a condition precedent to the execution, delivery and performance of the Merger Agreement, and in connection with, and effective upon, the closing of the transactions contemplated thereby (the “Closing” and such date of closing, the “Closing Date”), the Company and the other Parties have entered into this Agreement to set forth certain understandings among themselves with respect to, among other things, the registration of securities owned by the Holders; and

WHEREAS, the Company and Royal Resources desire to terminate the Existing Registration Rights Agreement as to Royal Resources and enter into this Agreement with the other Holders, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackstone Holders” means Rock Ridge Royalty Company LLC, Royal Resources L.P., and their Affiliates.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $0.0001 per share.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means the common stock of the Company, including the Class A Common Stock and Class C Common Stock.

“Company Securities” means any equity interest of any class or series in the Company.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Exchange Act” means the Securities Exchange Act of 1934.

“Holder” means (a) the Holders defined in the Preamble, unless and until such Holders cease to hold any Registrable Securities, and (b) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(e) hereof; provided, that any Person referenced in clause (b) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Initiating Holder” means the Holder (or Holders) delivering, or participating in, the Demand Notice or the Underwritten Offering Notice, as applicable.

“Kimmeridge” means KMF DPM HoldCo, LLC, a Delaware limited liability company, Chambers DPM HoldCo, LLC, a Delaware limited liability company, and their respective Affiliates.

“Material Adverse Change” means (a) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (b) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (c) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; or (d) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; and (c) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than reasonable expenses for one counsel to the Holders that are at the Company’s expense pursuant to Section 5 hereof).

“Shares” means the shares of Class A Common Stock held by the Holders as of the date hereof, including any shares of Class A Common Stock issued or issuable upon exchange of OpCo Units and shares of Class C Common Stock held by the Holders as of the date hereof, and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) or, if the Company is not then eligible to file on Form S-3, on Form S-1 or any other appropriate form under the Securities Act, or any successor rule that may be adopted by the Commission, and all amendments and supplements to such Registration Statement (including post-effective amendments), covering the Registrable Securities, as applicable.

“Source” means Source Energy Leasehold, LP, Permian Mineral Acquisitions, LP and their Affiliates.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwritten Offering” means an underwritten offering of Class A Common Stock for cash (whether a Requested Underwritten Offering or in connection with a public offering of Class A Common Stock by the Company, stockholders or both), excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales.

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market for the five trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Shelf Registration. The Company shall, as soon as practicable after the Closing, but in any event within forty-five (45) days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2(a) (the “Initial Registration Statement”) and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Initial Registration Statement shall be on Form S-3, or if such form is not available to effect such registration, such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. The Initial Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of the Initial Registration Statement, but in any event within three (3) Business Days after such date, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(b) Demand Registration.

(i) At any time after the Closing, any Holder shall have the option and right, exercisable by delivering a written notice to the Company (a “Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Demand Registration”). Prior to delivering a Demand Notice to the Company, a Holder shall provide notice to each of the other Holders of its intention to deliver a Demand Notice and offer such other Holders the opportunity to participate in delivering a joint Demand Notice. If any other Holders elect to participate in such joint Demand Notice within 2 days following receipt of notice, then such Holders shall be required to deliver a joint Demand Notice with respect to the Registrable Securities of all Holders participating in such joint Demand Notice. Each Holder that participates in the delivery of a joint Demand Notice shall be an Initiating Holder with respect to that Demand Notice. The Demand Notice must set forth the number of Registrable Securities that the Initiating Holder(s) intend to include in such Demand Registration and the intended methods of disposition thereof. Notwithstanding anything to the contrary herein, in no event shall the Company be required to effectuate a Demand Registration unless the Registrable Securities of the Holders to be included therein after compliance with Section 2(b)(ii) have an aggregate value of at least $50 million based on the VWAP (the “Minimum Amount”) as of the date of the Demand Notice.

(ii) Within five Business Days (or if the Registration Statement will be a Shelf Registration Statement, within two Business Days) after the receipt of the Demand Notice, the Company shall give written notice of such Demand Notice to all Holders and, within 30 days after receipt of the Demand Notice (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case, within 90 days thereof), shall, subject to the limitations of this Section 2(b), file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover all of the Registrable Securities that the Holders shall in writing request to be included in the Demand Registration (such request to be given to the Company within three Business Days (or if the Registration Statement will be a Shelf Registration Statement, within one Business Day) after receipt of notice of the Demand Notice given by the Company pursuant to this Section 2(b)(ii)). The Company shall use commercially reasonable efforts to cause such Registration Statement to become and remain effective under the Securities Act until the earlier of (A) 180 days (or two years if a Shelf Registration Statement is requested) after the Effective Date or (B) the date on which all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”); provided, however, that such period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such Registration Statement at the request of an underwriter of the Company or the Company pursuant to this Agreement.

(iii) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to effect (A) a Demand Registration within 90 days after the closing of any Underwritten Offering, (B) more than a total of four Demand Registrations for which Kimmeridge (or any transferee thereof in accordance with Section 9(e)) is the Initiating Holder, (C) more than a total of four Demand Registrations for which any of the Blackstone Holders (or any transferee thereof in accordance with Section 9(e)) is the Initiating Holder, (D) more than a total of four Demand Registrations for which Source (or any transferee thereof in accordance with Section 9(e)) is the Initiating Holder, and (E) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities held by the Initiating Holder shall have become and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice; provided, that a demand for a Shelf Registration Statement shall not count against the number of allowable Demand Registrations for (B), (C) and (D) of this paragraph; provided further that if the Demand Registration is the result of a joint Demand Notice, it shall only count against the number of allowable Demand Registrations for (B), (C) and (D) of this paragraph for the Initiating Holder that first delivered notice to the other Holders of its intention to deliver a Demand Notice with respect to that Demand Registration. No Demand Registration shall be deemed to have occurred for purposes of this Section 2(b)(iii) if the Registration Statement relating thereto does not become effective or is not maintained effective for its entire Effectiveness Period, in which case the Initiating Holder shall be entitled to an additional Demand Registration in lieu thereof. Further, a Demand Registration shall not constitute a Demand Registration of the Initiating Holder for purposes of this Section 2(b)(iii) if, as a result of Section 2(b)(vi), there is included in the Demand Registration less than the lesser of (x) Registrable Securities of such Initiating Holder having a VWAP measured on the effective date of the related Registration Statement of $50 million and (y) two-thirds of the number of Registrable Securities such Initiating Holder set forth in the applicable Demand Notice.

(iv) A Holder may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of a notice from the Initiating Holder(s) that the Initiating Holder(s) are withdrawing all of their Registrable Securities from the Demand Registration or a notice from a Holder to the effect that the Holder is withdrawing an amount of its Registrable Securities such that the remaining amount of Registrable Securities to be included in the Demand Registration is below the Minimum Amount, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement. Such registration nonetheless shall be deemed a Demand Registration with respect to the applicable Initiating Holder for purposes of Section 2(b)(iii) unless (A) such

Initiating Holder shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration of such Registrable Securities (based on the number of securities such Initiating Holder sought to register, as compared to the total number of securities included in such Demand Registration) or (B) the withdrawal is made following the occurrence of a Material Adverse Change or pursuant to the Company’s request for suspension pursuant to Section 3(o).

(v) The Company may include in any such Demand Registration other Company Securities for sale for its own account or for the account of any other Person, subject to Section 2(b)(vi) and Section 2(e)(iii).

(vi) In the case of a Demand Registration not being underwritten, if the Initiating Holder(s) advise the Company that in their reasonable opinion the aggregate number of securities requested to be included exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Company shall include in such Demand Registration only that number of securities that in the reasonable opinion of the Initiating Holder(s) will not have such adverse effect, with such number to be allocated as follows: (A) first, pro-rata among all Holders (including the Initiating Holder(s)) that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder, (B) second, if there remains availability for additional securities to be included in such Demand Registration, to the Company, and (C) third, if there remains availability for additional securities to be included in such Demand Registration, to any other holders entitled to participate in such Demand Registration, if applicable, based on the relative number of securities such holder is entitled to include in such Demand Registration.

(vii) Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on such appropriate registration form of the Commission (A) as shall be selected by the Company and (B) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice; provided, that if the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company). If at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(viii) Without limiting Section 3, in connection with the Initial Registration Statement pursuant to Section 2(a) and any Demand Registration pursuant to and in accordance with this Section 2(b), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such jurisdictions as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(ix) In the event a Holder transfers Registrable Securities included on a Registration Statement filed pursuant to Section 2(a) or 2(b) of this Agreement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided, that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from a Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

(c) Requested Underwritten Offering. Any Holder then able to effectuate a Demand Registration pursuant to the terms of Section 2(b) (or who has previously effectuated a Demand Registration pursuant to Section 2(b) but has not engaged in an Underwritten Offering in respect of such Demand Registration) or that has Registrable Securities registered pursuant to the Initial Registration Statement filed pursuant to Section 2(a) shall have the option and right, exercisable by delivering written notice to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to a new Demand Registration or pursuant to an effective Registration Statement covering such Registrable Securities (a “Requested Underwritten Offering”); provided, that if the Requested Underwritten Offering is pursuant to a new Demand Registration, then the Registrable Securities of such Initiating Holder(s) requested to be included in such Requested Underwritten Offering have an aggregate value of at least equal to the Minimum Amount as of the date of such Underwritten Offering Notice, and if the Requested Underwritten Offering is pursuant to an effective Demand Registration or another effective Registration Statement, then the Registrable Securities of such Initiating Holder(s) requested to be included in such Requested Underwritten Offering have an aggregate value at least equal to $25 million based on the VWAP as of the date of such Underwritten Offering Notice. Prior to delivering an Underwritten Offering Notice to the Company, a Holder shall provide notice to each of the other Holders of its intention to deliver an Underwritten Offering Notice and offer such other Holders the opportunity to participate in delivering a joint Underwritten Offering Notice (to the extent such Holders have the right to participate in the Requested Underwritten Offering under this Agreement). If any other Holders elect to participate in such joint Underwritten Offering Notice within 2 days following receipt of notice, then such Holders shall be required to deliver a joint Underwritten Offering Notice with respect to the Registrable Securities of all Holders participating in such joint Underwritten Offering Notice. Each Holder that participates in the delivery of a joint Underwritten Offering Notice shall be an Initiating Holder with respect to that Underwritten Offering Notice. The Underwritten Offering Notice must set forth the number of Registrable Securities that the Initiating Holder(s) intend to include in such Requested Underwritten Offering. In consultation with the Initiating Holders and the Company, the Initiating Holder that first delivered notice to the other Initiating Holders of its intention to deliver an Underwritten Offering Notice with respect to the applicable Requested Underwritten Offering shall select the managing underwriter or managing underwriters for such Requested Underwritten Offering. The Initiating Holder(s), in connection with any other Holder participating in such Underwritten Offering, shall determine the pricing of the Registrable Securities offered pursuant to any Requested Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Requested Underwritten Offering. Notwithstanding the foregoing, the Company is not obligated to effect a Requested Underwritten Offering within 90 days after the closing of an Underwritten Offering. Any Requested Underwritten Offering (other than the first Requested Underwritten Offering made in respect of a prior Demand Registration) shall constitute a Demand Registration of the Initiating Holder that first delivered notice to the other Holders of its intention to deliver an Underwritten Offering Notice with respect to that Requested Underwritten Offering for purposes of Section 2(b)(iii) (it being understood that if requested concurrently with a Demand Registration then, together, such Demand Registration and Requested Underwritten Offering shall count as one Demand Registration); provided, however, that a Requested Underwritten Offering shall not constitute a Demand Registration of the Initiating Holder for purposes of Section 2(b)(iii) if, as a result of Section 2(e)(iii)(A), the Requested Underwritten Offering includes less than the lesser of (i) Registrable Securities of such Initiating Holder having a VWAP measured on the effective date of the related Registration Statement of $50 million and (ii) two-thirds of the number of Registrable Securities such Initiating Holder set forth in the applicable Underwritten Offering Notice.

(d) Block Trades. Notwithstanding anything contained in this Section 2, in the event a sale of Registrable Securities is an underwritten transaction requiring the involvement of the Company but not involving (i) any “road show” or (ii) a lock-up agreement of more than 45 days to which the Company is a party, and which is commonly known as a “block trade” (a “Block Trade”), the requesting Holder shall provide notice to each of the other Holders that is a party to this agreement and (1) holds more than 5% of the Common Stock or (2) is identified by the Company as an Affiliate of the Company, of its intention to deliver a Block Trade Notice and offer such other Holders the opportunity to participate in delivering a joint Block Trade Notice (to the extent such Holders have the right to participate in the Block Trade under this Agreement). If any other Holders elect to participate in such joint Block Trade Notice within 1 day following receipt of notice, then such Holders shall be required to deliver a joint Block Trade Notice with respect to the Registrable Securities of all Holders participating in such joint Block Trade Notice. Each Holder that participates in the delivery of a joint Block Trade Notice shall be an Initiating Holder with respect to that Block Trade Notice. In connection with any Block Trade, (i) the requesting Holder(s) shall (A) give at least three Business Days prior notice (a “Block Trade Notice”) in writing of such transaction to the Company and (B) with respect to any Block Trade, identify the potential underwriter(s) in such notice with contact information for such underwriter(s); and (ii) the Company shall cooperate with such requesting Holder or Holders to the extent it is reasonably able and shall not be required to give notice thereof to other Holders of Registrable Securities or permit their participation therein unless reasonably practicable. Any Block Trade shall be for at least $5 million in expected gross proceeds. The Company shall not be required to effectuate more than three Block Trades in any 90-day period. For the avoidance of doubt, a Block Trade shall not constitute a Demand Registration or a Requested Underwritten Offering.

(e) Piggyback Registration and Piggyback Underwritten Offering.

(i) If the Company shall at any time propose to file a registration statement under the Securities Act with respect to an offering of Class A Common Stock (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan and other than the Initial Registration Statement and any Demand Registration), whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the registration statement will be a Shelf Registration Statement, at least two Business Days, before) the anticipated filing date (the “Piggyback Registration Notice”). The Piggyback Registration Notice shall offer Holders the opportunity to include for registration in such registration statement the number of Registrable Securities as they may request in writing (a “Piggyback Registration”). The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion therein within three Business Days or, if the Piggyback Registration will be on a Shelf Registration Statement, within one Business Day, after sending the Piggyback Registration Notice. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, that (A) such request must be made in writing prior to the effectiveness of such registration statement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made. Any withdrawing Holder shall continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of Class A Common Stock, all upon the terms and conditions set forth herein.

(ii) If the Company shall at any time propose to conduct an Underwritten Offering (including a Requested Underwritten Offering), whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the Underwritten Offering will be made pursuant to a Shelf Registration Statement, at least two Business Days, before) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price or range of offering prices (if known), the anticipated filing date of the related registration statement (if applicable) and the number of shares of Class A Common Stock that are proposed to be registered (the “Underwritten Offering Piggyback Notice”). The Underwritten Offering Piggyback Notice shall offer Holders the opportunity to include in such Underwritten Offering (and any related registration, if applicable)

the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, however, that in the event that the Company proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to an effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering. The Company shall use commercially reasonable efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which the Company has received written requests for inclusion therein within three Business Days or, if such Underwritten Piggyback Offering will be made pursuant to a Shelf Registration Statement, within one Business Day after sending the Underwritten Offering Piggyback Notice. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from an Underwritten Piggyback Offering at any time prior to the effectiveness of the applicable registration statement, and such Holder shall continue to have the right to include any Registrable Securities in any subsequent Underwritten Offerings, all upon the terms and conditions set forth herein.

(iii) Subject to the Existing Registration Rights Agreement, if the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holders that in their reasonable opinion the inclusion of all of the Holders’ Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) (and any other Class A Common Stock proposed to be included in such offering) exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Company shall include in such Underwritten Offering (and any related registration, if applicable) only that number of shares of Class A Common Stock proposed to be included in such Underwritten Offering (and any related registration, if applicable) that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (A) in the case of a Requested Underwritten Offering, (1) first, pro-rata among the Initiating Holders, (2) second, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among the Existing Holders, (3) third, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, to the Company, (4) fourth, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among all Holders (other than the Initiating Holder(s)) that have requested to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder, and (5) fifth, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, to any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Class A Common Stock then held by each such holder; (B) in the case of an Underwritten Offering for the Company’s account, (1) first, to the Company, (2) second, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among the Existing Holders desiring to include shares of Class A Common Stock in such Underwritten Offering based on the relative number of shares of Class A Common Stock then held by each such Existing Holder, (3) third, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among all Holders desiring to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder, and (4) fourth, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of Class A Common Stock then held by each such holder; (C) in the case of an Underwritten Offering requested by an Existing Holder pursuant to the Existing Registration Rights Agreement, (1) first, pro-rata among the demanding Existing Holders, (2) second, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among (x) the non-demanding Existing Holders desiring to include shares of Class A Common Stock in such Underwritten Offering and (y) all Holders desiring to include Registrable Securities in such Underwritten Offering, based on the relative number of shares of Class A Common Stock then held by each such Holder and Existing Holder, (3) third, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, to the Company, and (4) fourth, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of Class A Common Stock then held by each such holder; and (D) in the case of an Underwritten Offering pursuant to a request by persons or entities other than the Holders of Registrable Securities or Existing Holders, (1) first, pro-rata among the requesting persons or entities, (2) second, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among the Existing Holders desiring to include shares of Class A Common Stock in such Underwritten Offering based on the relative number of shares of Class A Common Stock then held by each such Existing Holder, (3) third, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among all Holders desiring to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder, (4) fourth, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, to the Company, and (5) fifth, if there remains availability for additional shares of Class A Common Stock to be included in such Underwritten Offering, pro-rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of Class A Common Stock then held by each such holder. If any Holder disapproves of the terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) delivered on or prior to the time of the commencement of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iv) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(e) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof.

3. Registration and Underwritten Offering Procedures. The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) In connection with the Initial Registration Statement or any Demand Registration, the Company will at least three Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) In connection with a Piggyback Registration, Underwritten Piggyback Offering or a Requested Underwritten Offering, the Company will at least three Business Days (or in the case of a Shelf Registration Statement or an offering that will be made pursuant to a Shelf Registration Statement, at least one Business Day) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), as applicable, furnish to such Holders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto). The Company will also use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(d) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g) During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 9(b), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates (or book-entry shares) representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates (or book-entry shares) shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) With respect to Underwritten Offerings, (i) the right of any Holder to include such Holder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Holder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily and reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer.

(l) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the managing underwriter or managing underwriters and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(m) In connection with any Requested Underwritten Offering, the Company will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(n) Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any Prospectus or prospectus supplement relating to an Underwritten Offering.

(o) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) pursuant to Section 2(a) or 2(b) of this Agreement or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days if (i) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company), (ii) the Board determines such registration would render the Company unable to comply with applicable securities laws or (iii) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period exceed an aggregate of 120 days in any 12-month period.

(p) In connection with an Underwritten Offering, the Company shall use all commercially reasonable efforts to provide to each Holder named as a selling securityholder in any Registration Statement a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the managing underwriter or managing underwriters in connection with the Underwritten Offering, not later than the Business Day prior to the effective date of such Registration Statement.

(q) In connection with any Underwritten Offering made pursuant to a Registration Statement filed pursuant to Section 2 hereof, if requested by the managing underwriter or underwriters in an Underwritten Offering, each Holder shall execute a customary lock-up agreement with the underwriters of such Underwritten Offering containing a lock-up period equal to the shorter of (i) the shortest number of days that a director of the Company or “executive officer” (as defined under Section 16 of the Exchange Act) of the Company contractually agrees with the underwriters of such Underwritten Offering not to sell any securities of the Company following such Underwritten Offering and (ii) 90 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering. Notwithstanding the foregoing, any discretionary waiver or termination of this lock-up provision by the Company or the underwriters with respect to any of the Holders shall apply to the other Holders as well, pro rata based upon the number of shares subject to such obligations.

(r) Notwithstanding anything to the contrary in this Agreement, any Holder may make a written election (an “Opt-Out Election”) to no longer receive from the Company any Demand Notice, Piggyback Registration Notice or Underwritten Offering Piggyback Notice (each, a “Covered Notice”), and, following receipt of such Opt-Out Election, the Company shall not be required to, and shall not, deliver any such Covered Notice to such Holder from the date of receipt of such Opt-Out Election and such Holder shall have no right to participate in any Registration Statement or Underwritten Offering as to which such Covered Notices pertain. An Opt-Out Election shall remain in effect until it has been revoked in writing and received by the Company. A Holder who previously has given the Company an Opt-Out Election may revoke such election at any time in writing, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Elections.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and, other than the Existing Registration Rights Agreement, is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement. The Company shall not, prior to the termination of this Agreement, grant any registration rights that are superior to, conflict with, or would otherwise prevent the Company from performing, the rights granted to the Holders hereby.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Requested Underwritten Offering, Piggyback Registration or Underwritten Piggyback Offering (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (vii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show” and (viii) reasonable fees and expenses of one counsel to the Holders reasonably acceptable to the Company and selected by the Holders that hold a majority of the Registrable Securities to be included in such filing in connection with the filing or amendment of any Registration Statement or Prospectus hereunder. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any Indemnified Party (as defined below) and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder (each, an “Indemnified Party”) shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying party may exist with respect to such claim or there may be reasonable defenses available to the Indemnified Party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified Party there may be one or more legal or equitable defenses available to such Indemnified Party that are in addition to or may conflict with those available to another Indemnified Party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Registerable Securities Transactions. Subject to compliance with the Company’s policies, if requested by any Holder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Company agrees to provide such Holder with customary and reasonable assistance to facilitate such transaction, including, without limitation, (i) such action as such Holder may reasonably request from time to time to enable such Holder to sell Registrable Securities in a transaction exempt from registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in form and substance reasonably satisfactory to the Company; provided, that the Holder shall deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request pursuant to this Section 7.

8. Facilitation of Sales Pursuant to Rule 144.

(a) To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) The Company will reasonably cooperate with and assist any Holder and its equityholders to facilitate the transfer of such Holder’s and its equityholders’ shares of Class A Common Stock to a DTC brokerage account as reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of such shares without restrictive legends), provided that the Holder and its equityholders shall (i) deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request and (ii) agree not to sell such shares unless an effective registration statement is on file with the SEC or there is an applicable exemption from registration for such sale under the Securities Act or the rules promulgated thereunder.

9. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 9(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 9(d) prior to 5:00 p.m. in the time zone of the receiving party on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. in the time zone of the receiving party on any date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Falcon Minerals Corporation 609 Main Street, Suite 3950 Houston, Texas 77002 Attention: Bryan C. Gunderson; Jeffrey F. Brotman Email: BGunderson@Falconminerals.com; JBrotman@Falconminerals.com

With copy to:

Latham & Watkins LLP

811 Main St., Suite 3700

Houston, Texas 77002

Attention: Nick S. Dhesi; William N. Finnegan IV; Ryan

J. Lynch

Email: Nick.Dhesi@lw.com; Bill.Finnegan@lw.com; Ryan.Lynch@lw.com

If to any Person who is then the registered Holder:	To the address of such Holder as indicated on the signature page of this Agreement or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 9(d).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties or their respective successors and permitted assigns and any Indemnified Party, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE). With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement, each of the Parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a Party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to their respective addresses referred to in Section 9(d) hereof; provided, however, that nothing herein shall affect the right of any Party hereto to serve process in any other manner permitted by law; and (c) TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination; Effectiveness. Except for Section 6, this Agreement shall terminate as to any Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities. This Agreement shall only be effective upon the Closing. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate automatically (without any action by any Party).

(m) Existing Registration Rights Agreement. Royal Resources hereby irrevocably and forever waives any rights it or its Affiliates may have under the Existing Registration Rights Agreement. The Company and Royal Resources acknowledge and agree that, subject to and effective upon the Closing, the Existing Registration Rights Agreement shall terminate as to Royal Resources by virtue of this Section 9(m).

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

FALCON MINERALS CORPORATION

By:	/s/ Bryan C. Gunderson
Name:	Bryan C. Gunderson
Title:	President and Chief Executive Officer

Signature Page to Registration Rights Agreement

HOLDERS:

KMF DPM HoldCo, LLC

By:	/s/ Noam Lockshin
Name:	Noam Lockshin
Title:	Manager

Address for notice:

c/o Kimmeridge Energy Management Company, LLC 412 West 15th Street, 11th Floor
New York, NY 10011
Attention: General Counsel
E-mail: tamar.goldstein@kimmeridge.com

CHAMBERS DPM HOLDCO, LLC

By:	/s/ Noam Lockshin
Name:	Noam Lockshin
Title:	Manager

Address for notice:

c/o Kimmeridge Energy Management Company, LLC 412 West 15th Street, 11th Floor
New York, NY 10011
Attention: General Counsel
E-mail: tamar.goldstein@kimmeridge.com

Signature Page to Registration Rights Agreement

ROCK RIDGE ROYALTY COMPANY LLC

By:	/s/ M. Christopher Doyle
Name:	M. Christopher Doyle
Title:	President and CEO

Address for notice:

Blackstone Management Partners L.L.C. 345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Erik Belz
Facsimile: (212) 583-5717
Email: erik.belz@blackstone.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP 609 Main St.
Houston, Texas 77002
Attention: Rhett A. Van Syoc and Michael W. Rigdon
Email: rhett.vansyoc@kirkland.com; michael.rigdon@kirkland.com

Signature Page to Registration Rights Agreement

SOURCE ENERGY LEASEHOLD, LP

By: Source Energy Operating, LP, its general partner

By: Source Energy Manager, LLC, its general partner

By:	/s/ Brandon Benson
Name:	Brandon Benson
Title:	Managing Partner

Address for notice:

PERMIAN MINERAL ACQUISITIONS, LP

By: Permian Mineral Acquisitions GP, LLC, its general partner

By:	/s/ Brandon Benson
Name:	Brandon Benson
Title:	Managing Partner

Address for notice:

Signature Page to Registration Rights Agreement

ROYAL RESOURCES L.P.

By: Royal Resources GP L.L.C., its general partner

By:	/s/ Eric Belz
Name:	Eric Belz
Title:	President

Address for notice:

Blackstone Management Partners L.L.C. 345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Erik Belz
Facsimile: (212) 583-5717
Email: erik.belz@blackstone.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP
609 Main St. Houston, Texas 77002
Attention: Rhett A. Van Syoc and Michael W. Rigdon
Email: rhett.vansyoc@kirkland.com; michael.rigdon@kirkland.com

Signature Page to Registration Rights Agreement